Exhibit 10.11

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO SIGILON THERAPEUTICS, INC. IF PUBLICLY DISCLOSED.

Massachusetts Institute of Technology

and

Sigilon Therapeutics, Inc.

FOURTH AMENDMENT

This Fourth Amendment ("Fourth Amendment)", effective as of December 10, 2020 (the "Fourth Amendment Effective Date"), is made by and between the Massachusetts Institute of Technology, a nonprofit research institution having a principal address at 77 Massachusetts Avenue, Cambridge, MA 02139 ("MIT") and Sigilon Therapeutics, Inc. (fka Sigilon, Inc.) a Delaware corporation, having a principal address at 100 Binney Street, Cambridge, MA 02142 ("Company") (each individually a "Party" and collectively the "Parties"), and amends that certain Exclusive Patent License Agreement between the Parties dated as of February 8, 2016, as previously amended by the First Amendment dated February 2, 2017, the Second Amendment dated August 9, 2018, and the Third Amendment dated November 6, 2019 (collectively, the "License Agreement"). Capitalized terms used herein without definition shall have the meaning given such terms in the License Agreement.

WHEREAS, MIT and Company wish to amend the License Agreement for the purposes of extending the diligence obligations related to the GROUP C PATENT RIGHTS under the terms and conditions set forth herein.

NOW THEREFORE, in consideration for the promises and covenants contained herein, the Parties hereby agree as follows:

1.Section 3.4 of the License Agreement is hereby amended to read as follows:

3.4 Diligence Requirements for the GROUP C PATENT RIGHTS. Specifically, and in addition to Section 3.1, COMPANY shall use commercially reasonable efforts, or shall cause its AFFILIATES or SUBLICENSEES to use commercially reasonable efforts, to develop LICENSED PRODUCTS and LICENSED PROCESSES covered by the GROUP C PATENT RIGHTS ("Group C Products") and to introduce such Group C Products into the commercial market; thereafter, COMPANY or its AFFILIATES or SUBLICENSEES shall make Group C Products reasonably available to the public. Specifically, COMPANY or an AFFILIATE or SUBLICENSEE shall fulfill the following obligations:

(a)COMPANY shall use commercially reasonable efforts to evaluate the GROUP C PATENT RIGHTS with the view toward creating a Group C Product. Specifically, by [***], COMPANY will provide M.I.T. with a research and development plan, describing the major tasks to be achieved in order to develop and bring to market a Group C Product and that includes mutually acceptable deadlines for the diligence milestones described in clauses (c) through (f) of this Section 3.4, which deadlines, when agreed to by COMPANY and M.I.T. shall be the applicable deadlines for such diligence milestones. Such deadlines shall be added by amendment to this Agreement by [***].

(b)Beginning in [***], within [***] days after the end of each calendar year, COMPANY shall furnish M.I.T. with a written report (consistent with Section 5.l(a)) on the progress of its efforts during the immediately preceding calendar year to develop and commercialize Group C Products. The report shall also contain any updates to the research and development plan as well as a discussion of intended efforts, if applicable, for the year in which the report is submitted.
(c)On or before a reasonable deadline to be determined by the parties by [***], COMPANY or an AFFILIATE or SUBLICENSEE shall develop a prototype Group C Product.
(d)On or before a reasonable deadline to be determined by the parties by [***], COMPANY or an AFFILIATE or SUBLICENSEE shall have completed testing of a Group C Product in a relevant animal model.
(e)On or before a reasonable deadline to be determined by the parties [***], COMPANY or an AFFILIATE or SUBLICENSEE shall commence human clinical trials for a Group C Product.
(f)On or before a reasonable deadline to be determined by the parties by [***], COMPANY or an AFFILIATE or SUBLICENSEE shall make a FIRST COMMERCIAL SALE of a Group C Product.

In the event that M.I.T. determines that COMPANY (or an AFFILIATE or SUBLICENSEE) has failed to fulfill any of its obligations under this Section 3.4, then M.I.T. may treat such failure as a material breach in accordance with Section 12.4(b), subject to Section 3.2. Any termination under Section 12.4(b) for breach of obligations under this Section 3.4 shall be limited to COMPANY's and its AFFILIATE's licenses and rights under the GROUP C PATENT RIGHTS.

2.Except as specifically amended herein, all other terms and conditions of the License Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Fourth Amendment to be executed by their duly authorized representatives.

MASSACHUSETTS INSTITUTE OF TECHNOLOGY /s/Lesley Millar-Nicholson Name: Lesley Millar-Nicholson Title: Director, TLO	SIGILON THERAPEUTICS, INC. /s/Rogerio Vivaldi Coelho Name: Rogerio Vivaldi Coelho, MD, MBA Title: President, CEO